UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------



         Date of Report (Date of earliest event reported): June 1, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-22124                      25-1616814
-------------------------     -----------------------        -------------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)




                    5004 McKnight Road, Pittsburgh, PA     15237
                    ----------------------------------     -----
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (412) 231-6900

                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
--------------             -----------

99.1 Press release announcing the hiring of Vicki Hays as Senior Vice President and Chief Lending Officer of NorthSide Bank dated June 1, 2004.


ITEM 9. REGULATION FD DISCLOSURE.

On June 1, 2004, the Registrant announced the hiring of Vicki Hays as the new Senior Vice President and Chief Lending Officer of NorthSide Bank, its wholly-owned subsidiary. The press release is attached as Exhibit 99.1 to this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  June 2, 2004                 BY:    /s/ William C. Marsh
                                           ------------------------------

                                    Name:      William C. Marsh
                                    Title:     Principal Financial Officer

                                               Senior Vice President
                                               Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NO.
-----------

99.1 Press release announcing the hiring of Vicki Hays as Senior Vice President and Chief Lending Officer of NorthSide Bank dated June 1, 2004.























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